UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham, Tyler, Texas	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2018, the Board of Directors (the “Board”) of Southside Bancshares, Inc. (the “Company”) approved an amendment to the Company’s bylaws (the “Amended and Restated Bylaws”) to provide for majority voting in uncontested elections of directors. The amendment, effective February 20, 2018, provides that a director may be elected only upon the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. A “majority of the votes cast” means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” a director’s election, with abstentions and broker non-votes counting as votes neither “for” nor “against” such director’s election. The Amended and Restated Bylaws retain plurality voting for contested director elections. An election is considered contested if, as of the record date for an annual meeting of shareholders, the number of nominees for election exceeds the number of positions on the Board to be filled by election at such meeting. The Company’s bylaws previously provided that directors were elected by a plurality vote in both contested and uncontested elections.

The Amended and Restated Bylaws further provide that if a director nominee is not elected to the Board and the nominee is an incumbent director, then the director shall promptly tender his or her resignation to the Board. The Nominating Committee of the Board will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. Taking into account the recommendation of the Nominating Committee, the Board will thereafter determine whether to accept or reject any such resignation and will promptly publicly disclose its decision.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Southside Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: February 22, 2018	By:	/s/ Julie N. Shamburger
Julie N. Shamburger
Senior Executive Vice President and Chief Financial Officer